                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

IN RE:                                           CHAPTER 11
     THE MIIX GROUP, INC., ET. AL.               CASE NO: 04-13588 (MFW)
          DEBTORS.                                        (JOINTLY ADMINISTERED)

                            MONTHLY OPERATING REPORT
               FOR THE PERIOD: JULY 1, 2005 THROUGH JULY 31, 2005

            File with Court and submit copy to United States Trustee
                        within 25 days after end of month

                                                                                     DOCUMENT   EXPLANATION
                         REQUIRED DOCUMENTS                             FORM NO.     ATTACHED     ATTACHED
                         ------------------                           ------------   --------   -----------
Schedule of Cash Receipts and Disbursements                           MOR-1              X
   Bank Reconciliation (or copies of debtor's bank reconciliations)   MOR-1 (CONT)       X
   Copies of bank statements                                                             X
   Cash disbursements journals                                                           X
Statement of Operations                                               MOR-2              X
Balance Sheet                                                         MOR-3              X
Status of Post-Petition Taxes                                         MOR-4              X
   Copies of IRS Form 6123 or payment receipt                                                        X
   Copies of tax returns filed during reporting period                                   X
Summary of Unpaid Postpetition Debts                                  MOR-4              X
   Listing of aged accounts payable                                                                  X
Accounts Receivable Reconciliation and Aging                          MOR-5              X
Debtor Questionnaire                                                  MOR-5              X

I DECLARE UNDER PENALTY OF PERJURY (28 U.S.C. SECTION 1746) THAT THIS REPORT AND ATTACHED DOCUMENTS ARE TRUE AND CORRECT TO THE BEST OF MY KNOWLEDGE AND BELIEF.


-------------------------------------   ----------------------------------------
SIGNATURE OF AUTHORIZED INDIVIDUAL*     DATE

-------------------------------------   ----------------------------------------
PRINTED NAME OF AUTHORIZED INDIVIDUAL   TITLE OF AUTHORIZED INDIVIDUAL

* Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

IN RE:                                           CHAPTER 11
     THE MIIX GROUP, INC., ET. AL.               CASE NO: 04-13588 (MFW)
          DEBTORS.                                        (JOINTLY ADMINISTERED)

                        EXPLANATION TO COVER SHEET ITEMS

Pursuant to the Debtors' discussion with representatives from the Office of the US Trustee on January 28, 2005, only those items marked with "X" under the "Document Attached" column on the cover sheet are required submissions for the monthly operating report.

In addition, per the request of the Office of the US Trustee, a summary of intercompany activity will been added as a supplement to this monthly operating report, when applicable.

Refer to the Exhibits section of this report for the following information:

     Exhibit A: Intercompany activity summaries
     Exhibit B: Cash disbursements journals
     Exhibit C: Bank statements and reconciliations

                              THE MIIX GROUP, INC.                         MOR-1
                             CASE NO. 04-13588 (MFW)

ACTUAL WEEKLY CASH FLOWS
JULY 2005

                                                                                  JUL-05
                                          4-JUL     11-JUL    18-JUL    25-JUL   ACTUALS
                                         -------   -------   -------   -------   -------
Week Beginning
Beginning cash balance                   $92,185   $92,185   $92,185   $92,185   $92,185

Income
   Advantage MSA Payments                     --        --        --        --        --
   MIIX in Rehab Payroll funding / MSA        --        --        --        --        --
   Miscellaneous receipts                     --        --        --        --        --
   Sale proceeds - certain assets             --        --        --        --        --
   Law RE Dividend                            --        --        --        --        --
                                         -------   -------   -------   -------   -------
   Total cash                                 --        --        --        --        --

Expenses
   Allocated portion of mgmt. Salaries        --        --        --        --        --
   Advantage Payroll                          --        --        --        --        --
   MIIX in Rehab Payroll                      --        --        --        --        --
   Current Severance commitments              --        --        --        --        --
   Allocation of finance salaries             --        --        --        --        --
                                         -------   -------   -------   -------   -------
   Total Salaries                             --        --        --        --        --

   Benefits @ 30%                             --        --        --        --        --

   Legal
      DBR                                     --        --        --        --        --
      Other                                   --        --        --        --        --
      Traxi                                   --        --        --        --        --
      US Trustee fee                          --        --        --        --        --

   Overhead Costs                             --        --        --        --        --
   Settlement with MIIX Insurance             --        --        --        --        --
   D&O Renewal                                --        --        --        --        --
   SEC complinace costs                       --        --        --        --        --
   SSG                                        --        --        --        --        --
   Advertising                                --        --        --        --        --
   Consulting                                 --        --        --        --        --
   Tax services                               --        --        --        --        --
   Information System Costs                   --        --        --        --        --
                                         -------   -------   -------   -------   -------
   Total expenses                             --        --        --        --        --
                                         -------   -------   -------   -------   -------
   Change in cash                             --        --        --        --        --
                                         =======   =======   =======   =======   =======
Ending Cash Balance                      $92,185   $92,185   $92,185   $92,185   $92,185
                                         =======   =======   =======   =======   =======

Please note: No cash flow projections were prepared for the post-Close period (subsequent to April 15, 2005).

                   NEW JERSEY STATE MEDICAL UNDERWRITERS, INC.             MOR-1
                             CASE NO. 04-13589 (MFW)

ACTUAL WEEKLY CASH FLOWS
JULY 2005

                                                                                               JUL-05
                                            4-JUL       11-JUL       18-JUL       25-JUL      ACTUALS
                                         ----------   ----------   ----------   ----------   ----------
Week Beginning
Beginning cash balance                   $1,903,375   $2,045,331   $2,011,714   $2,006,899   $1,903,375

Income
   Advantage MSA Payments                   100,000           --           --           --      100,000
   MIIX in Rehab Payroll funding / MSA           --           --           --           --           --
   Miscellaneous receipts                    43,854           --          184       20,630       64,668
   Sale proceeds - certain assets                --           --           --           --           --
   Law RE Dividend                               --           --           --           --           --
                                         ----------   ----------   ----------   ----------   ----------
   Total cash                               143,854           --          184       20,630      164,668

Expenses
   Allocated portion of mgmt. Salaries           --           --           --           --           --
   Advantage Payroll (1)                         --           --           --           --           --
   MIIX in Rehab Payroll                         --           --           --           --           --
   Current Severance commitments                 --           --           --           --           --
   Allocation of finance salaries                --           --           --           --           --
                                         ----------   ----------   ----------   ----------   ----------
   Total Salaries                                --           --           --           --           --

   Benefits @ 30%                                --           --           --           --           --

   Legal
      DBR                                        --           --           --           --           --
      Other                                      --           --           --           --           --
      Traxi                                      --       25,960           --           --       25,960
      US Trustee fee                             --           --           --           --           --

   Overhead Costs                             1,898        7,657        5,000       32,607       47,162
   Settlement with MIIX Insurance                --           --           --           --           --
   D&O Renewal                                   --           --           --           --           --
   SEC complinace costs                          --           --           --           --           --
   SSG                                           --           --           --           --           --
   Advertising                                   --           --           --           --           --
   Consulting                                    --           --           --           --           --
   Tax services                                  --           --           --           --           --
   Information System Costs                      --           --           --           --           --
                                         ----------   ----------   ----------   ----------   ----------
   Total expenses                             1,898       33,617        5,000       32,607       73,122
                                         ----------   ----------   ----------   ----------   ----------
   Change in cash                           141,956      (33,617)      (4,816)     (11,977)      91,546
                                         ==========   ==========   ==========   ==========   ==========
Ending Cash Balance                      $2,045,331   $2,011,714   $2,006,899   $1,994,921   $1,994,921
                                         ==========   ==========   ==========   ==========   ==========

Please note: No cash flow projections were prepared for the post-Close period (subsequent to April 15, 2005).

                                                                           MOR-1

MIIX GROUP & NJSMU
ACTUAL VS. PROJECTED CASH FLOW ANALYSIS

                                                     MIIX GROUP                              NJSMU
                                                 12/20/04 - 7/31/05                    12/20/04 - 7/31/05
                                         ---------------------------------   -------------------------------------
                                           ACTUAL    PROJECTED*   VARIANCE     ACTUAL      PROJECTED*    VARIANCE
                                         ---------   ----------   --------   ----------   -----------   ----------
Beginning cash balance                   $ 200,077   $ 197,773    $  2,304   $1,026,276   $   994,211   $   32,065

Income
   Advantage MSA Payments                       --          --          --    1,981,332     2,155,717     (174,385)
   MIIX in Rehab Payroll funding / MSA          --          --          --      100,000       117,000      (17,000)
   Miscellaneous receipts                   43,889          --      43,889      435,719            --      435,719
   Sale proceeds - certain assets               --          --          --    1,014,511            --    1,014,511
   Law RE Dividend                              --          --          --      380,000       400,000      (20,000)
                                         ---------   ---------    --------   ----------   -----------   ----------
   Total cash                               43,889          --      43,889    3,911,562     2,672,717    1,238,845

Expenses
   Allocated portion of mgmt. Salaries          --      43,721     (43,721)          --        40,000      (40,000)
   Advantage Payroll                            --          --          --    1,424,884     1,195,740      229,144
   MIIX in Rehab Payroll                        --          --          --           --        90,000      (90,000)
   Current Severance commitments                --          --          --           --            --           --
   Allocation of finance salaries               --          --          --           --        34,973      (34,973)
                                         ---------   ---------    --------   ----------   -----------   ----------
   Total Salaries                               --      43,721     (43,721)   1,424,884     1,360,713       64,171

   Benefits @ 30%                               --      13,116     (13,116)          --       408,214     (408,214)

   Legal
      DBR                                       --          --          --      196,071       360,000     (163,929)
      Other                                     --      60,000     (60,000)     163,614        40,000      123,614
      Traxi                                     --          --          --      158,565       107,980       50,585
      US Trustee fee                           250         750        (500)       5,250         5,000          250

   Overhead Costs                           43,888      13,762      30,126      749,939     1,078,910     (328,970)
   Settlement with MIIX Insurance               --          --          --      121,828       334,000     (212,172)
   D&O Renewal                              90,753      90,753          --       91,024            --       91,024
   SEC complinace costs                         --      15,000     (15,000)          --            --           --
   SSG                                          --          --          --           --            --           --
   Advertising                               8,425          --       8,425           --            --           --
   Consulting                                8,465          --       8,465           --            --           --
   Tax services                                 --          --          --           --            --           --
   Information System Costs                     --          --          --       31,742       102,000      (70,258)
                                         ---------   ---------    --------   ----------   -----------   ----------
   Total expenses                          151,781     237,103     (85,322)   2,942,917     3,796,816     (853,899)
                                         ---------   ---------    --------   ----------   -----------   ----------
   Change in cash                         (107,892)   (237,103)    129,211      968,645    (1,124,099)   2,092,744
                                         ---------   ---------    --------   ----------   -----------   ----------
Ending Cash Balance                      $  92,185   $ (39,330)   $131,515   $1,994,921   $  (129,888)  $2,124,809
                                         =========   =========    ========   ==========   ===========   ==========

                                                TOTAL - COMBINED DEBTORS
                                                   12/20/04 - 7/31/05
                                         -------------------------------------
                                           ACTUAL      PROJECTED*    VARIANCE
                                         ----------   -----------   ----------
Beginning cash balance                   $1,226,353   $ 1,191,984   $   34,369

Income
   Advantage MSA Payments                 1,981,332     2,155,717     (174,385)
   MIIX in Rehab Payroll funding / MSA      100,000       117,000      (17,000)
   Miscellaneous receipts                   479,608            --      479,608
   Sale proceeds - certain assets         1,014,511            --    1,014,511
   Law RE Dividend                          380,000       400,000      (20,000)
                                         ----------   -----------   ----------
   Total cash                             3,955,451     2,672,717    1,282,734

Expenses
   Allocated portion of mgmt. Salaries           --        83,721      (83,721)
   Advantage Payroll                      1,424,884     1,195,740      229,144
   MIIX in Rehab Payroll                         --        90,000      (90,000)
   Current Severance commitments                 --            --           --
   Allocation of finance salaries                --        34,973      (34,973)
                                         ----------   -----------   ----------
   Total Salaries                         1,424,884     1,404,434       20,450

   Benefits @ 30%                                --       421,330     (421,330)

   Legal
      DBR                                   196,071       360,000     (163,929)
      Other                                 163,614       100,000       63,614
      Traxi                                 158,565       107,980       50,585
      US Trustee fee                          5,500         5,750         (250)

   Overhead Costs                           793,827     1,092,672     (298,844)
   Settlement with MIIX Insurance           121,828       334,000     (212,172)
   D&O Renewal                              181,777        90,753       91,024
   SEC complinace costs                          --        15,000      (15,000)
   SSG                                           --            --           --
   Advertising                                8,425            --        8,425
   Consulting                                 8,465            --        8,465
   Tax services                                  --            --           --
   Information System Costs                  31,742       102,000      (70,258)
                                         ----------   -----------   ----------
   Total expenses                         3,094,698     4,033,919     (939,221)
                                         ----------   -----------   ----------
   Change in cash                           860,753    (1,361,201)   2,221,954
                                         ----------   -----------   ----------
Ending Cash Balance                      $2,087,106   $  (169,218)  $2,256,324
                                         ==========   ===========   ==========

[*] No cash flow projections were prepared for the post-Close period (subsequent to April 15, 2005).

                                                                           MOR-2

IN RE:                                           CHAPTER 11
     THE MIIX GROUP, INC.                        CASE NO: 04-13588 (MFW)
          DEBTORS.

                                               INCOME STATEMENTS FOR THE PERIODS
                                               ---------------------------------
                                                   07/01/05 TO   12/21/04 TO
                                                     07/31/05      07/31/05
                                                   -----------   -----------
                                                   (Unaudited)   (Unaudited)
Net investment income                                  $--        $   8,293
                                                       ---        ---------
Total revenue                                           --            8,293
                                                       ---        ---------
Expenses:
   Salary, benefits and taxes                           --           93,318
   Insurance                                            --          203,738
   Professional services                                --           44,090
   Other expenses                                       --           34,325
                                                       ---        ---------
Total expenses                                          --          375,471
                                                       ---        ---------
Loss before income taxes                                --         (367,178)

Federal income tax benefit                              --               --
                                                       ---        ---------
Net loss                                               $--        $(367,178)
                                                       ===        =========

                                                                           MOR-2

IN RE:                                           CHAPTER 11
     NEW JERSEY STATE MEDICAL UNDERWRITERS       CASE NO: 04-13589 (MFW)
          DEBTORS.

                                               INCOME STATEMENTS FOR THE PERIODS
                                               ---------------------------------
                                                   07/01/05 TO   12/21/04 TO
                                                     07/31/05      07/31/05
                                                   -----------   -----------
                                                   (Unaudited)   (Unaudited)
MDAdvantage management service agreement            $     --     $1,472,029
MDAdvantage incentive payment                        100,000        100,000
Dividends received from subsidiary                        --        380,000
Gain on Sale of Assets                                    --        746,345
Other income                                          23,163        235,754
                                                    --------     ----------
Total revenue                                        123,163      2,934,128
                                                    --------     ----------
Expenses:
   Salary, benefits and taxes                             --        (65,189)
   Insurance                                          35,005        171,569
   Professional services                              38,769        685,906
   MDAdvantage management service agreement               --      1,472,029
   Goodwill writeoff                                      --      1,000,000
   Other expenses                                     82,797        240,996
                                                    --------     ----------
Total expenses                                       156,571      3,505,311
                                                    --------     ----------
Income before federal income taxes                   (33,408)      (571,183)

State and Federal income tax benefit                      --       (163,374)
                                                    --------     ----------
Net income                                          $(33,408)    $ (407,809)
                                                    ========     ==========

                                                                           MOR-3

IN RE:                                           CHAPTER 11
     THE MIIX GROUP, INC.                        CASE NO: 04-13588 (MFW)
          DEBTORS.

                                                             BALANCE SHEET AS OF
                                                                  07/31/2005
                                                             -------------------
                                                                 (Unaudited)
Assets
   Investments in subsidiaries                                   $7,542,538
   Cash & short term investments                                     92,185
   Other assets                                                     679,911
                                                                 ----------
Total Assets                                                      8,314,634
                                                                 ==========
Liabilities & Equity
   Liabilities Subject to Compromise                              8,886,290
   Intercompany payable                                              35,050
   Other accrued expenses                                            16,148
                                                                 ----------
Total Liabilities                                                 8,937,488

Equity                                                             (622,855)
                                                                 ----------
Total Liabilities & Equity                                       $8,314,634
                                                                 ==========

                                                                           MOR-3

IN RE:                                           CHAPTER 11
     NEW JERSEY STATE MEDICAL UNDERWRITERS       CASE NO: 04-13589 (MFW)
          DEBTORS.

                                                             BALANCE SHEET AS OF
                                                                  07/31/2005
                                                             -------------------
                                                                 (Unaudited)
Assets
   Investments in subsidiaries                                   $ 2,412,774
   Cash & short term investments                                   1,743,676
   Intercompany receivables                                        8,968,057
   Receivable from MIIX Insurance Co. in Rehab.                      225,357
   Receivable from MDAdvantage                                        61,074
   Prepaid expenses                                                   20,768
   Goodwill, net                                                          --
   Furniture & equipment                                                  --
   Miscellaneous assets                                              342,026
                                                                 -----------
Total Assets                                                     $13,773,731
                                                                 ===========

Liabilities & Equity
   Deferred gain                                                 $ 1,500,000
   Liabilities subject to compromise                               3,688,348
   Accrued expenses                                                  181,927
   Accrued pension liability                                         851,874
   Other liabilites                                                    9,045
                                                                 -----------
Total Liabilities                                                  6,231,194

Equity                                                             7,542,538
                                                                 -----------
Total Liabilities & Equity                                       $13,773,732
                                                                 ===========

                                                                           MOR-4

IN RE:                                           CHAPTER 11
     THE MIIX GROUP, INC.                        CASE NO: 04-13588 (MFW)
          DEBTORS.

                          STATUS OF POSTPETITION TAXES

                                   BEGINNING     AMOUNT                                   ENDING
                                      TAX       WITHHELD    AMOUNT   DATE   CHECK NO.       TAX
                                   LIABILITY   OR ACCRUED    PAID    PAID     OR EFT     LIABILITY
                                  ----------   ----------   ------   ----   ---------   ----------
FEDERAL
   Withholding                    $       --       $--        $--                       $       --
   FICA - Employee                $       --       $--        $--                       $       --
   FICA - Employer                $       --       $--        $--                       $       --
   Unemployment                   $       --       $--        $--                       $       --
   Income                         $       --       $--        $--                       $       --
   Other:                         $       --       $--        $--                       $       --
                                  ----------       ---        ---                       ----------
      Total Federal Taxes         $       --       $--        $--                       $       --
                                  ==========       ===        ===                       ==========

STATE & LOCAL
   Withholding                    $       --       $--        $--                       $       --
   Sales                          $       --       $--        $--                       $       --
   Excise                         $       --       $--        $--                       $       --
   Unemployment                   $       --       $--        $--                       $       --
   Real Property                  $       --       $--        $--                       $       --
   Personal Property              $       --       $--        $--                       $       --
   Other: Income                  $(2,000.00)      $--        $--                       $(2,000.00)
                                  ----------       ---        ---                       ----------
      Total State & Local Taxes   $(2,000.00)      $--        $--                       $(2,000.00)
                                  ==========       ===        ===                       ==========
TOTAL TAXES                       $(2,000.00)      $--        $--                       $(2,000.00)
                                  ==========       ===        ===                       ==========

                                                                           MOR-4

IN RE:                                           CHAPTER 11
     NEW JERSEY STATE MEDICAL UNDERWRITERS       CASE NO: 04-13589 (MFW)
          DEBTORS.

                          STATUS OF POSTPETITION TAXES

                                  BEGINNING     AMOUNT                                   ENDING
                                     TAX       WITHHELD    AMOUNT   DATE   CHECK NO.      TAX
                                  LIABILITY   OR ACCRUED    PAID    PAID     OR EFT    LIABILITY
                                  ---------   ----------   ------   ----   ---------   ---------
FEDERAL
   Withholding                    $      --       $--        $--                       $      --
   FICA - Employee                $      --       $--        $--                       $      --
   FICA - Employer                $      --       $--        $--                       $      --
   Unemployment                   $      --       $--        $--                       $      --
   Income                         $      --       $--        $--                       $      --
   Other:                         $      --       $--        $--                       $      --
                                  ---------       ---        ---                       ---------
      Total Federal Taxes         $      --       $--        $--                       $      --
                                  =========       ===        ===                       =========

STATE & LOCAL
   Withholding                    $      --       $--        $--                       $      --
   Sales/Use                      $7,883.00       $--        $--                       $7,883.00
   Excise                         $      --       $--        $--                       $      --
   Unemployment/SDI               $      --       $--        $--                       $      --
   Real Property                  $      --       $--        $--                       $      --
   Personal Property              $      --       $--        $--                       $      --
   Other: Escheat                 $1,506.00       $--        $--                       $1,506.00
                                  ---------       ---        ---                       ---------
      Total State & Local Taxes   $9,389.00       $--        $--                       $9,389.00
                                  =========       ===        ===                       =========
TOTAL TAXES                       $9,389.00       $--        $--                       $9,389.00
                                  =========       ===        ===                       =========

                                                                           MOR-4

IN RE:                                           CHAPTER 11
     THE MIIX GROUP, INC.                        CASE NO: 04-13588 (MFW)
          DEBTORS.

                      SUMMARY OF POSTPETITION UNPAID DEBTS
                               AS OF JULY 31, 2005

                                                                   POST-PETITION
                VENDOR                                              AMOUNTS DUE
                ------                                             -------------
SaiberSchlesinger Satz & Goldstein                                   $ 2,250.00
SaiberSchlesinger Satz & Goldstein                                     1,197.50
Wilmer Cutler Pickering Hale And Door                                  8,899.85
Wilmer Cutler Pickering Hale And Door                                  3,329.60
                                                                     ----------
   Total                                                             $15,676.95
                                                                     ==========

                                                                           MOR-4

IN RE:                                           CHAPTER 11
     NEW JERSEY STATE MEDICAL UNDERWRITERS       CASE NO: 04-13589 (MFW)
          DEBTORS.

                      SUMMARY OF POSTPETITION UNPAID DEBTS
                               AS OF JULY 31, 2005

                                                                   POST-PETITION
                VENDOR                                              AMOUNTS DUE
                ------                                             -------------
Hewlett-Packard                                                      $ 1,399.20
PBCC                                                                     501.98
SaiberSchlesinger Satz & Goldstein                                       360.00
Sunguard Recovery Services                                             3,238.00
Systems Union                                                         23,106.72
Systems Union                                                            468.76
                                                                     ----------
   Total                                                             $29,074.66
                                                                     ==========

IN RE:                                           CHAPTER 11
     THE MIIX GROUP, INC.                        CASE NO: 04-13588 (MFW)
          DEBTORS.

                  ACCOUNTS RECEIVABLE RECONCILIATION AND AGING
                               AS OF JULY 31, 2005

ACCOUNTS RECEIVABLE RECONCILIATION                                        AMOUNT
----------------------------------                                        ------
Total Accounts Receivable at the beginning of the reporting period          $--
+ Amounts billed during the period                                          $--
- Amounts collected during the period                                       $--
Total Accounts Receivable at the end of the reporting period                $--

ACCOUNTS RECEIVABLE AGING                                                 AMOUNT
-------------------------                                                 ------
0 - 30 days old                                                             $--
31 - 60 days old                                                            $--
61 - 90 days old                                                            $--
91+ days old                                                                $--
Total Accounts Receivable                                                   $--
Amount considered uncollectible (Bad Debt)                                  $--
Accounts Receivable (Net)                                                   $--

                              DEBTOR QUESTIONNAIRE

MUST BE COMPLETED EACH MONTH                                            YES   NO
----------------------------                                            ---   --
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation
   below.                                                                      X
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period?  If yes, provide an
   explanation below.                                                          X
3. Have all postpetition tax returns been timely filed? If no,
   provide an explanation below.                                               X
4. Are workers compensation, general liability and other necessary insurance coverages in effect?  If no, provide an explanation
   below.                                                                X

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
Explanation 3.: Post-petition tax returns are in the process of being prepared.
________________________________________________________________________________
________________________________________________________________________________

                                                                      FORM MOR-5
                                                                          (9/99)

IN RE:                                           CHAPTER 11
     NEW JERSEY STATE MEDICAL UNDERWRITERS       CASE NO: 04-13589 (MFW)
          DEBTORS.

                  ACCOUNTS RECEIVABLE RECONCILIATION AND AGING
                               AS OF JULY 31, 2005

ACCOUNTS RECEIVABLE RECONCILIATION                                      AMOUNT
----------------------------------                                    ----------
Total Accounts Receivable at the beginning of the reporting period    $9,354,488
+ Amounts billed during the period                                    $       --
- Amounts collected during the period                                 $  100,000
- Intercompany writedowns                                             $       --
Total Accounts Receivable at the end of the reporting period          $9,254,488

ACCOUNTS RECEIVABLE AGING                                               AMOUNT
-------------------------                                             ----------
0 - 30 days old                                                       $       --
31 - 60 days old                                                      $       --
61 - 90 days old                                                      $  171,628
91+ days old                                                          $9,082,860
Total Accounts Receivable                                             $9,254,488
Amount considered uncollectible (Bad Debt)                            $       --
Accounts Receivable (Net)                                             $9,254,488

                              DEBTOR QUESTIONNAIRE

MUST BE COMPLETED EACH MONTH                                            YES   NO
----------------------------                                            ---   --
1. Have any assets been sold or transferred outside the normal course of business this reporting period?  If yes, provide an explanation
   below.                                                                      X
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period?  If yes, provide an
   explanation below.                                                          X
3. Have all postpetition tax returns been timely filed? If no,
   provide an explanation below.                                               X
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation
   below.                                                                X

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
Explanation 3.: Post-petition tax returns are in the process of being prepared.
________________________________________________________________________________
________________________________________________________________________________

                                                                      FORM MOR-5
                                                                          (9/99)

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

IN RE:                                           CHAPTER 11
     THE MIIX GROUP, INC., ET. AL.               CASE NO: 04-13588 (MFW)
          DEBTORS.                                        (JOINTLY ADMINISTERED)

                   EXHIBIT A: INTERCOMPANY ACTIVITY SUMMARIES

Refer to pages that follow.

                           Exhibit A - Interco (Group)

THE MIIX GROUP, INC.
SUPPLEMENTAL INTERCOMPANY SUMMARY

ACCOUNT       PERIOD   BATCH NAME   JOURNAL NAME   POSTED DATE   USD DEBIT   USD CREDIT
-------       ------   ----------   ------------   -----------   ---------   ----------
No Activity

                           Exhibit A - Interco (NJSMU)

NEW JERSEY STATE MEDICAL UNDERWRITERS, INC.
SUPPLEMENTAL INTERCOMPANY SUMMARY

ACCOUNT       PERIOD   BATCH NAME   JOURNAL NAME   POSTED DATE   USD DEBIT   USD CREDIT
-------       ------   ----------   ------------   -----------   ---------   ----------
No Activity

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

IN RE:                                           CHAPTER 11
     THE MIIX GROUP, INC., ET. AL.               CASE NO: 04-13588 (MFW)
          DEBTORS.                                        (JOINTLY ADMINISTERED)

                     EXHIBIT B: CASH DISBURSEMENTS JOURNALS

Refer to pages that follow.

                              THE MIIX GROUP, INC.
                             DISBURSEMENTS REGISTER
                FOR THE PERIOD JULY 1, 2005 THROUGH JULY 31, 2005

TYPE          CHECK/WIRE   DATE   PAYEE   PAID AMOUNT
----          ----------   ----   -----   -----------
No activity

                  NEW JERSEY STATE MEDICAL UNDERWRITERS, INC.
                             DISBURSEMENTS REGISTER
               FOR THE PERIOD JULY 1, 2005 THROUGH JULY 31, 2005

PMT. TYPE   CHECK NO.      DATE                    PAYEE                ORIGINAL AMOUNT
---------   ---------   ----------   --------------------------------   ---------------
Check       1052        07/08/2005   White Space                         $  (5,000.00)
Check       1053        07/08/2005   Traxi LLC                             (25,960.00)
Check       1054        07/08/2005   Iron Mountain                          (1,065.99)
Check       1055        07/08/2005   Bowne                                  (2,016.00)
Check       1056        07/08/2005   Horizon Blue Cross Blue Shield         (2,397.30)
Check       1057        07/25/2005   Delta Dental                           (2,034.42)
Check       1058        07/25/2005   Principal Financial Group              (3,081.60)
Check       1059        07/25/2005   Traxi LLC                                (537.00)
Check       1060        07/25/2005   Lowenstein Sandler                     (3,799.63)
Check       1061        07/25/2005   Delaware Claims Agency LLC             (1,019.80)
Check       1062        07/25/2005   Aon                                   (30,573.00)
Check       1063        07/26/2005   White Space                              (436.37)
Check       Mellon      07/30/2005   Misc. Pre-Close Vendors (Mellon)      (78,649.45)
                                                                         ------------
                                     Total                               $(156,570.56)
                                                                         ============

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

IN RE:                                           CHAPTER 11
     THE MIIX GROUP, INC., ET. AL.               CASE NO: 04-13588 (MFW)
          DEBTORS.                                        (JOINTLY ADMINISTERED)

                  EXHIBIT C: BANK STATEMENTS & RECONCILIATIONS

Refer to pages that follow.

                              THE MIIX GROUP, INC.
                           BANK RECONCILIATION SUMMARY
                            PERIOD ENDING 07/31/2005

BEGINNING BALANCE                                                      89,706.00
CLEARED BALANCE                                                        89,706.00
REGISTER BALANCE AS OF 07/31/2005                                      89,706.00
ENDING BALANCE                                                         89,706.00

                  NEW JERSEY STATE MEDICAL UNDERWRITERS, INC.
                     BANK RECONCILIATION SUMMARY - COMMERCE
                            PERIOD ENDING 07/31/2005

BEGINNING BALANCE                                                   1,782,900.64
   CLEARED TRANSACTIONS
      CHECKS AND PAYMENTS - 10 ITEMS                                  -73,122.39
      DEPOSITS AND CREDITS - 9 ITEMS                                  164,668.29
                                                                    ------------
   TOTAL CLEARED TRANSACTIONS                                          91,545.90
                                                                    ------------
CLEARED BALANCE                                                     1,874,446.54
                                                                    ============
   UNCLEARED TRANSACTIONS
      CHECKS AND PAYMENTS - 8 ITEMS                                  -130,808.14
      DEPOSITS AND CREDITS - 2 ITEMS                                       37.56
                                                                    ------------
   TOTAL UNCLEARED TRANSACTIONS                                      -130,770.58
                                                                    ------------
REGISTER BALANCE AS OF 07/31/2005                                   1,743,675.96
                                                                    ============
   NEW TRANSACTIONS
      CHECKS AND PAYMENTS - 11 ITEMS                                  -90,665.94
      DEPOSITS AND CREDITS - 4 ITEMS                                   21,702.76
                                                                    ------------
   TOTAL NEW TRANSACTIONS                                             -68,963.18
                                                                    ------------
ENDING BALANCE                                                      1,674,712.78
                                                                    ============